Exhibit 99.1

Exhibit 99.1

Jefferies

Steel Summit

April 10, 2013

Mike Thomson

President &

Chief Operating Officer

Forward Looking Statements TM

Some of the information included in this presentation constitutes  “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke or the Partnership, in contrast with statements of historical facts, are forward looking statements. Such forward looking statements are based on management’s beliefs and assumptions and on information currently available. Forward looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward looking statements include all statements that are not historical facts and may be identified by the use of forward looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward looking statements. Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission (including, in the case of the Partnership, its Form S 1) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SunCoke and the Partnership. All forward looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward looking statements because such statements speak only as of the date hereof. SunCoke and the Partnership do not have any intention or obligation to update publicly any forward looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

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ABOUT SUNCOKE

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About SunCoke

Largest independent producer of metallurgical coke in the Americas

- Coke is an essential ingredient in blast furnace production of steel

Cokemaking business generates ~89% of Adjusted EBITDA[(1)]

- 5.9 million tons of capacity in six facilities
- 2012 U.S. coke production = 4.3m tons
- General Partner and 58% owner of SunCoke Energy Partners LP (SXCP)

Coal mining operations represents ~11% of Adjusted EBITDA[(1)]

- High quality mid-vol. metallurgical coal reserves in Virginia and West Virginia
- ~1.5 million tons mined in 2012

SunCoke Business Segments

(excludes corporate costs)


Int'l Coke 4.0%
Coal Mining 11.3%
Jewell Coke 17.1%
Other Domestic Coke 67.5%

12 months ended December 31, 2012
Revenue: $1.9 billion
Adjusted EBITDA: $265.7 million
(includes corporate costs of $29.0 million)

[(1)]For a definition and reconciliation of Adjusted EBITDA, please see appendix.

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The Leading Independent Cokemaker

More than doubled capacity since 2006 with four new plants

- Only company to design, build and operate new greenfield developments in U.S. in more than a decade
- Supply nearly 20% of U.S. and Canada coke needs[1]

Secure, long-term take-or-pay contracts with leading steelmakers

- Customers include ArcelorMittal, U.S. Steel and AK Steel

Cokemaking operations are strategically located in proximity to customers' facilities



SunCoke
Cokemaking Capacity
(In thousands of tons)
2006-2012 CAGR: 15.6%
2,490
4,190
4,740
5,390
5,390
5,940
5,940
2006
2007
2008
2009
2010
2011
2012
Jewell Coke (Virginia)
Indiana Harbor (Indiana)
Haverhill I (Ohio)
Vitória (Brazil)
Haverhill II (Ohio)
Granite City (Illinois)
Middletown (Ohio)

[1] Source: Company estimates

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2012 Earnings Overview

Results driven by strong Coke business performance

Middletown startup has been a success

Entire U.S. cokemaking fleet delivering strong results

2012 cokemakeing Adjusted EBITDA per ton was $57, solidly within  targeted $55 to $60 per ton range

Coal remains a challenge

Higher than expected cash costs

Expect continued difficult demand/price environment

Implementing aggressive coal action plan

Strong liquidity position

Cash balance of nearly $240 million and virtually undrawn revolver of $150 million

FY 2012 free cash flow(2) of nearly $120 million 7

(1) For a definition and reconciliation of Adjusted EBITDA, please  see appendix.

(2) For a definition and reconciliation of free cash flow, please  see appendix

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2012 Accomplishments

Proved our cokemaking expertise	• Executed successful Middletown startup • Improved Indiana Harbor results • Achieved solid operations across entire coke fleet
Took action to optimize coal business	• Delivered positive coal Adjusted EBITDA and cash flow neutral results • Implemented action plan to reduce costs and improve productivity
Built financial strength and flexibility	• Achieved 2012 financial targets • Increased liquidity and generated free cash flow
Positioned for future growth	• Submitted permit application for potential new U.S. coke plant • Executed SunCoke Energy Partners IPO in January 2013 • Initiated India entry strategy via VISA SunCoke JV, which closed in Q1 2013

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Post SXCP IPO Organizational Structure

SunCoke Energy

2% GP interest
56% LP interest
100% IDR

SXCP
SXCPartners

Domestic Coke Business

(Jewell & Other Domestic Coke)

- 3 U.S. coking facilities with ~2.6 million tons of capacity
- 35% interest in 2 cokemaking facilities (Haverhill & Middletown) with ~0.6 million tons[(1)] of capacity

International

- Vitoria, Brazil with 1.7 million tons of capacity
- VISA SunCoke JV

Coal Business

- ~113 million ton coal reserves of primarily mid-vol coal
- 2013E production of 1.4 million tons

SXCP Coke Business

- 65% interest in 2 cokemaking facilities (Haverhill & Middletown) with ~1.1 million tons[(1)] of capacity
- Represents ~25% of consolidated domestic cokemaking capacity at SXC

(1) Net to SXC and SXCP's ownership interest in Haverhill and Middletown, respectively.

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Strategic Roles of SXC and SXCP

Develop new coke projects

Grow international business

Optimize coal

GP & limited partner investor in SXCP

Grow U.S. & Canada cokemaking business

Steel facing MLP with advantaged cost of capital

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India Entry: VISA SunCoke

VISA SunCoke JV positions us to capture coke demand growth in  India, which is expected to more than double to 62 million mt by 2020

VISA SunCoke

Invested $67 million for 49% interest

Approx. 1/3rd of coke and all steam production sold to VISA  Steel

Balance sold in merchant market, to customers such as SAIL and Tata

Expect Adjusted EBITDA per ton to be similar to what we  achieve in U.S.

Near term focus on execution in operations and management systems

Long term growth through development of new plants or acquisition of existing facilities

Chinese Heat Recovery Coke: 400K tpy Steam: 20 Mwhe Built: 2007 Odisha, India

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SUNCOKE’S COKEMAKING TECHNOLOGY & COKE IN THE BLAST FURNACE

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SunCoke’s Cokemaking Technology

Our industry leading cokemaking technology meets U.S. EPA Maximum Achievable Control Technology (MACT) Standards

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SunCoke's Heat Recovery vs. By-Product Oven





	SunCoke Heat Recovery	Traditional By-Product
Pressurization	• Negative pressure	• Positive pressure
Air Emissions	• MACT standard for new batteries	• Potential for emission of hazardous compounds
Power Generation	• Cogenerates power	• Power consuming process
Hazardous Inputs	• None	• Yes – sulfuric acid
Volatile Organic Compounds	• Complete combustion	• No combustion
Solid Wastes	• No toxic solid wastes	• Process produces toxic waste streams

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Blast Furnaces and Coke

Most efficient blast furnaces require 800 900 lbs/NTHM of fuel to produce a ton of hot metal

Blast furnaces are the most efficient and proven method of reducing  iron oxides into liquid iron

Coke is a vital material to blast furnace steel making

We believe stronger, larger coke is becoming more important as  blast furnaces seek to optimize fuel needs

Top Gas

1 short ton of hot metal (NTHM)

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SUNCOKE’S VALUE PROPOSITION & CONTRACT PROVISIONS

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SunCoke’s Value Proposition

High Quality

& Reliable Coke Supply

Turndown Flexibility

Coal Flexibility

Capital Efficiency

& Flexibility

Environment /Economic Trade offs

Provide an assured supply of coke to steelmakers

Larger, stronger coke for improved blast furnace performance

Demonstrated sustained 15% 20% turndown capability

High quality coke with cheaper coal blends

Capital preservation and lower capacity cost per ton; particularly  relative to greenfield investment

Stringent U.S. regulatory environment

Power prices and reliability versus value of coke oven gas and by product “credits”

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Key Contract Provisions

Take or Pay Fixed Fee Coal Cost

Operating Costs

Transportation

& Taxes

Customers must take all our production up to a maximum or pay  contract price for amount not taken

-We are obligated to deliver a minimum quantity of coke  annually

Represents profit and return on capital

-Fixed fee is fixed for life of contract

Cost of coal is passed through subject to achieving a contracted coal to coke yield standard

Operating costs are passed through based on annually negotiated budget or a fixed budget adjusted for inflation

These costs are passed through

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OUR MARKET OPPORTUNITY

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U.S. and Canada Opportunity

Replace aging coke batteries operated by integrated steel producers

Total 2011 Coke Demand: 19.5 million tons

Source: CRU, The Annual Outlook for Metallurgical Coke 2012. Jefferies Steel Summit April 2013

Source: CRU, The Annual Outlook for Metallurgical Coke 2012

Coke Industry Fundamentals

We estimate nearly 4 million tons of capacity will be  retired/replaced in coming years & another 4 million tons is potentially acquisition worthy

SXC Market Analysis

Evaluation of all existing batteries in US & Canada

• Customer quality

• Blast furnace competitiveness

• Battery condition

Facilities with Potential for Replacement

19 batteries 4.0 million tons

Facilities with Potential for Acquisition

6 batteries 4.1 million tons

Source: CRU, Metallurgical Coke Market Outlook 2012; Company analysis Jefferies Steel Summit April 2013

Coke Price Comparison

SunCoke’s coke is competitive on price, quality and reliability,  providing us the opportunity to displace imported coke

Representative Delivered Coke Prices $/ton

Based on February 2013 prices

$325 $317 $384 $300 $317 $384

Other Domestic Coke Ukrainian Chinese

Coke (1) Coke (2)

Chinese 40% Export Tax Premium (Tariff)

Chinese Coke Price

Ukrainian Coke Price

SunCoke Price—Contracted Coal Price Differential

SunCoke Coke Price @ Spot Coal Price

1 Includes approx. $65/ton freight and approx. $30/ton handling loss for shipping to Great Lakes region

2 Includes approx. $70/ton freight and approx. $35/ton handling loss for shipping to Great Lakes region

U.S. and Canada Coke Imports

4.5 4.9 5.1 3.3 0.8 2.0 1.9 1.7 1.8 1.6

2005 2006 2007 2008 2009 2010 2011 2012 2013E 2014E

Imports SunCoke sales volumes

Source: World Price (DTC), Coke Market Report, CRU and company estimates Source: CRU and Resource Net

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The India Growth Opportunity

India offers attractive coke market fundamentals driven by growing steel  demand

India Steel/Coke Market

Growing Steel Market

Coke Supply Deficit

Active Merchant Market

Electric Power Deficit

Per Capital Steel Demand (kg/yr)

India Brazil China

2011 57 123 460

India Metallurgical Coke Demand

Millions of Metric Tones

70 60 50 40 30 20 10 0

28 62

2012E 2020E

Sources: CRU, Metallurgical Coke Outlook 2012, World Steel Association, Company estimates

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2013 PRIORITIES & OUTLOOK

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2013 Priorities

SXCP

Operational Excellence

- **Sustain momentum at coke facilities**
- **Execute Indiana Harbor Plan**
  - Execute refurbishment
  - Resolve NOV
  - Renew coke contract with return on refurbishment capital
- **Implement environmental project at Haverhill and Granite City**
- **Execute coal mining action plan to decrease cash costs**
- **Maintain top quartile safety performance**

Grow The Coke Business

- **Domestic**
  - Obtain permit for next potential U.S. facility
  - Identify and pursue strategic acquisition opportunities in the U.S. and Canada
  - Evaluate adjacent business lines to extend growth opportunities
- **International**
  - Close VISA SunCoke joint venture transaction
  - Identify potential follow-on opportunities in India

Strategically Optimize Assets

- **SXCP**
  - Achieve smooth launch, governance and operation of SXCP
- **Coal**
  - Reposition mining operations for near-term weakness and long-term strategic flexibility
- **Efficient Capital Allocation**
  - Put SXC & SXCP balance sheets to work

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SXC: 2013 Adjusted EBITDA(1) Outlook

Estimated 2013 results to be impacted by weak coal business, partly offset by continued solid coke  operations and VISA SunCoke JV

($ in millions)

$0 $10 $0 $10

($35 $50) ($5 $10)

$266 $205 $230

FY 2012 Domestic International Coke Coal Mining Corporate 2013E Adjusted Adjusted Coke Business Costs EBITDA (1) EBITDA (1) (Jewell & Other Domestic Coke)

(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix. Jefferies Steel Summit April 2013

SXC: 2013 Guidance Summary

Metric 2013 Guidance

Adjusted EBITDA (1)

Consolidated $205 – $230 million Attributable to SXC Shareholders $165 – $190 million

EPS Attributable to SXC Shareholders (diluted) $0.30 – $0.55

Cash Flow from Operations ~$140 million (3) Capital Expenditures and Investments(2) $200 million Effective Tax Rate 7% – 14% Cash Tax Rate 12% – 20% Domestic Coke Production 4.3+ million tons Coal Production ~ 1.4 million tons

(1) For a reconciliation of 2013E Adjusted EBITDA, please see reconciliation on slide 34. (2) See appendix for details

(3) Includes ~$39 million of sales discounts payable to customers of which ~$12million is pre funded at SXCP with IPO proceeds

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QUESTIONS

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APPENDIX

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Definitions

Adjusted EBITDA represents earnings before interest, taxes, depreciation,  depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to equity earnings in our unconsolidated affiliates.  EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since  they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our unconsolidated affiliates. EBITDA and Adjusted EBITDA do not represent and should  not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures  in other businesses. Adjusted EBITDA does not represent and should not be considered as an alternative to net income as determined by  GAAP, and calculations thereof may not be comparable to those reported by other companies. We believe Adjusted EBITDA is an important  measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise  be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance.  Adjusted EBITDA is a measure of operating performance that is not defined by GAAP and should not be considered a substitute for net  (loss) income as determined in accordance with GAAP.

Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold. When applicable to Adjusted EBITDA  attributable to SXC or SXCP, tons sold are prorated according to the respective ownership interest of SXC or SXCP as applicable.

Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non controlling interests. Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash. Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows  from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.

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Reconciliations

Reconciliations from Net Income to

Adjusted EBITDA

$ in millions

FY 2012 FY 2011

Net Income 102.5 58.9

Subtract: Depreciation, depletion

and amortization (80.8) (58.4)

Subtract: Financing expense, net (47.8) (1.4)

Subtract: Income Tax (23.4) (7.2)

EBITDA 254.5 125.9

Add: Sales Discount 11.2 12.9

Add: Adjustment to

unconsolidated affiliate earnings

Adjusted EBITDA 265.7 138.8

Adjusted EBITDA attributable to

non controlling interests (3.0) 4.0

Adjusted EBITDA attributable to

SXC 262.7 142.8

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Free Cash Flow Reconciliation

(in millions) FY 2012

Cash from operations $206.1 Less cash used for investing activities (84.1) Less payments to non controlling interest (2.3)

Free Cash Flow $119.7

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Expected 2013E EBITDA Reconciliation

2013E 2013E

(in millions) Low High

Net Income $43 $60

Depreciation, Depletion and Amortization 97 95

Total financing costs, net 55 55

Income tax expense 3 10

EBITDA $198 $220

Sales discounts 7 7

Adjustment to unconsolidated affiliate earnings(1) – 3

Adjusted EBITDA $205 $230

EBITDA attributable to noncontrolling interests(2) (40) (40)

Adjusted EBITDA attributable to SXC $165 $190

(1) Represents SXC share of India JV interest, taxes and depreciation expense

(2) Represents Adjusted EBITDA attributable to SXCP public unitholders and to DTE’s interest in Indiana Harbor

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2013E Capital Expenditures and Investments

($ in millions) SXC SXCP Consolidated

On Going Approx. $49 $9 $58

Environmental Approx.

$15 $15 Remediation Expansion Approx. 60 60

Total CapEx Approx. $109 $24 $133

Investments Approx. $67 $67

Total CapEx & Approx. $176 $24 $200 Investments

SXC includes approximately $25m coke and $24m coal SXCP includes 65% of $14m expected at Haverhill and Middletown

Expansion includes approx. $60m for Indiana Harbor Refurbishment

To fund investment in India JV (Visa SunCoke)

SXCP expenditures prefunded from IPO proceeds

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ProForma Liquidity & Debt Metrics

(in millions)	SunCoke	SXCP
Cash Position at 12/31/12	$ 239	$ -
Cash Retained From SXCP Offerings (1)	73	79
Total ProForma Cash Position	$ 312	$ 79
Revolver Capacity	150	100
Total Liquidity	$ 462	$ 179
Total Debt(2)	$ 495	$ 150
Total Debt(2)/2013E Adjusted EBITDA(3)	2.8x	1.7x
Net Debt (2)	$ 183	$ 150
Net Debt(2)/2013E Adjusted EBITDA(3)	1.0x	1.7x

(1) SunCoke cash retained includes $33M of capital expenditures reimbursement from SXCP and $40M of accounts receivable retained from Haverhill and Middletown entities prior to contribution to SXCP; SXCP cash retained includes $67M and $12M for pre-funding of environmental remediation and sales discounts obligations and assumes $40M of cash retained is used to fund replenishment of working capital.

(2) SunCoke total debt equal to $720 million balance outstanding at 12/31/12 less $225 million term loan repayment completed in conjunction with SXCP IPO. SXCP total debt equal to $150 million from senior notes offering completed in conjunction with IPO. Net Debt is equal to Total Debt less Total ProForma cash (excluding cash retained for prefunding of obligations at SXCP).

(3) SunCoke 2013E Adjusted EBITDA based on mid-point of 2013E guidance range of $165 to $190 million ($177.5 million for Adjusted EBITDA attributable to SXC). SXCP 2013E Adjusted EBITDA based on $88.3 million forecast.

nm – Not meaningful

For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.

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